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                                                                    Exhibit 10.7

           Form of Amended and Restated Registration Rights Agreement

                                             AMENDED AND RESTATED REGISTRATION
                                    RIGHTS AGREEMENT dated as of February __,
                                    2000, among OPUS360 CORPORATION, a Delaware corporation (the "Corporation"), and the PRE-IPO SECURITYHOLDERS (as herein defined).

            The Corporation and the Pre-IPO Securityholders have entered into a Registration Rights Agreement dated as of December 24, 1998 (as amended by that certain Amendment No. 1 dated September 1, 1999 and as otherwise heretofore amended or modified, the "Original Registration Rights Agreement"). The Corporation desires to amend and restate the Original Registration Rights Agreement in its entirety as and pursuant to this Agreement. Effective upon the execution of this Agreement by those Pre-IPO Securityholders with the requisite power and authority to amend and restate the Original Registration Rights Agreement pursuant to the terms of Section 19 thereof, this Agreement shall amend and restate the Original Registration Rights Agreement in its entirety as and pursuant to this Agreement.

            NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Pre-IPO Securityholders agree that the Original Registration Rights Agreement shall be amended and restated in its entirety to read as follows:

      1. Definitions.

            As used herein, the following terms shall have the following respective meanings:

      "Additional Registrable Shares" means, at any time with respect to any Additional Securityholder, the Registrable Shares held by such Additional Securityholder (but only if such Additional Securityholder is entitled (but not pursuant to this Agreement) to the registration of such Registrable Shares by the Corporation under the Securities Act for sale to the public).

      "Additional Securityholder" means any holder of Restricted Securities who or which is entitled (but not pursuant to this Agreement) to the registration of such Restricted Securities by the Corporation under the Securities Act for sale to the public.

      "Agreement" means this Amended and Restated Registration Rights Agreement.

      "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      "Common Stock" means the Common Stock, par value $.001 per share, of the Corporation (and such other class of common stock of the Corporation, or any successor thereto, into which the Common Stock may be converted or reclassified, and all references herein to the Common Stock shall mean such other class of common stock, if applicable).

      "Conversion Shares" means the Series A Conversion Shares and the Series B Conversion Shares.

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            "Corporation" has the meaning assigned to such term in the caption to this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.

            "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

            "Initial Common Shares" means the Registrable Shares that are (i) shares of Common Stock issued or issuable to Ari Horowitz, Carlos Cashman, Shawn Kreloff, William Bahr, Brett Prager, Richard McCann, Alex Lapins, Anthony Schmitz, Bruce Gilpin, Wayne Tsuchitani or USWeb/CKS Corporation, or (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above.

            "Initial Warrants" means (i) the warrants dated May 19, 1999 and August 17, 1999 issued by the Corporation to Silicon Valley Bank to purchase shares of Common Stock, (ii) the warrants dated December 24, 1998 issued by the Corporation to each of Gerald Cashman, G&R Partnership, LP, Leonard Horowitz, Irwin Lieber and Barry Rubenstein to purchase shares of Common Stock, and (iii) the warrants dated September 3, 1999 and January 15, 2000 issued by the Corporation to Greenhill & Co., LLC.

            "Law" means any foreign, federal, state or local law, statute, treaty, rule, directive, regulation, ordinance or similar provision having the force or effect of law or any Order.

            "Majority of Registering Pre-IPO Securityholders" means, with respect to any registration of Pre-IPO Registrable Shares, those Pre-IPO Securityholders who or which hold in the aggregate in excess of 50% of all of the Pre-IPO Registrable Shares included in such registration.

            "Material Transaction" shall mean any material transaction in which the Corporation or any of its Subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction or event that would require disclosure pursuant to the Exchange Act if the Corporation were a reporting company thereunder, and with respect to which the Board of Directors of the Corporation reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Corporation's or such Subsidiary's ability to consummate such transaction in a timely fashion or require the Corporation to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

            "Orders" means any enforceable judgments, writs, decrees, declarations, injunctions, orders, stipulations, compliance agreement or settlement agreements issued or imposed by, or entered into with, a Governmental Entity.


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            "Original Registration Rights Agreement" has the meaning assigned to such term in the preamble to this Agreement.

            "Other Shares" means, at any time, those shares of Common Stock which do not constitute Primary Shares, Pre-IPO Registrable Shares or Additional Registrable Shares.

            "Person" shall be construed as broadly as possible and shall include an individual, a corporation, a company, an association, a joint stock company, a partnership (including a limited liability partnership), a limited liability company, a joint venture, a trust or an unincorporated organization and a Governmental Entity.

            "Pre-IPO Registrable Shares" means the Registrable Shares that are Initial Common Shares, Series A Conversion Shares, Series B Conversion Shares and Warrant Shares.

            "Pre-IPO Securityholders" means, collectively, (i) any Persons listed on Schedule I on the effective date hereof, (ii) any other Persons listed on Schedule I from time to time, and (iii) any purchaser, assignee or other transferee of Restricted Securities held by any of the foregoing in a purchase, assignment or other transfer permitted under Section 19 and in which such purchaser, assignee or other transferee has complied in full with the joinder requirements set forth in Section 19. Upon the addition of each new Pre-IPO Securityholder as a party to this Agreement, the Corporation shall amend
Schedule I solely to reflect the name and address of such new Pre-IPO Securityholder, and the Corporation shall distribute to the Pre-IPO Securityholders such amended Schedule I.

            "Primary Shares" means, at any time, the authorized but unissued shares of Common Stock or Common Stock held by the Corporation in its treasury.

            "Prospectus" means the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Pre-IPO Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

            "Public Offering" means a public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of securities issuable pursuant to an employee benefit plan.

            "Registering Pre-IPO Securityholders" means, with respect to any registration of Pre-IPO Registrable Shares, those Pre-IPO Securityholders who or which hold the Pre-IPO Registrable Shares included in such registration.

            "Registrable Shares" means, at any time with respect to any Pre-IPO Securityholder or Additional Securityholder, the shares of Common Stock held by such Pre-IPO Securityholder or Additional Securityholder that constitute Restricted Securities. For purposes of this definition, a Pre-IPO Securityholder or Additional


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Securityholder shall be deemed to be the holder of shares of Common Stock whenever such Pre-IPO Securityholder or Additional Securityholder has the right acquire, directly or indirectly, such Common Stock upon the conversion or exercise of Restricted Securities (but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Registration Date" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

            "Registration Statement" means any registration statement of the Corporation which covers any of the Pre-IPO Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Restricted Securities" means, at any time, with respect to any Person, the shares of Common Stock, the shares of Series A Preferred Stock, the shares of Series B Preferred Stock, the Initial Warrants and any other securities which by their terms are directly or indirectly exercisable or exchangeable for or convertible into any of the foregoing securities, and any securities received on or with respect to any of the foregoing securities, in each case which are held by such Person. As to particular securities constituting Restricted Securities, such securities shall cease to be Restricted Securities when (A) they have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and such Restricted Securities have been disposed of pursuant to and in the manner described in such effective Registration Statement, (B) they are eligible to be sold or distributed by the holder thereof pursuant to Rule 144 within any consecutive three-month period (including, without limitation, Rule 144(k)) without volume limitations, (C) they have been otherwise transferred and new certificates or other evidences of ownership for them not bearing a restrictive legend and not subject to any stop transfer order or other restriction on transfer shall have been delivered by the Corporation or the issuer of other securities issued in exchange for the Restricted Securities, or (D) they have ceased to be outstanding.

            "SEC" means the United States Securities and Exchange Commission.

            "securities" means, with respect to any Person, such Person's "securities," as defined in Section 2(1) of the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.

            "Series A Conversion Shares" means the Registrable Shares that are
(i) shares of Common Stock issued or issuable upon the conversion of Series A Preferred Stock, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Series A Preferred Stock.

            "Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock, par value $.001 per share.


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            "Series B Conversion Shares" means the Registrable Shares that are
(i) shares of Common Stock issued or issuable upon the conversion of Series B Preferred Stock, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Series B Preferred Stock.

            "Series B Preferred Stock" means the Corporation's Series B Convertible Preferred Stock, par value $.001 per share.

            "Shares" means the Registrable Shares, the Pre-IPO Registrable Shares, the Additional Registrable Shares, the SP Registrable Shares, the Initial Common Shares, the Conversion Shares and the Warrant Shares.

            "SP Registrable Shares" means (i) any Additional Registrable Shares issued by the Corporation to any Strategic Partner in connection with such Strategic Partner's entry into a strategic arrangement with the Corporation for the provision by either party to the other party of goods, services, technology, expertise or other value and (ii) any other Additional Registrable Shares issued on or with respect to the Additional Registrable Shares referred to in clause
(i) above.

            "Strategic Partner" means a Person who or which, at the time in question, has entered into, or is simultaneously entering into or has agreed to enter into, a strategic arrangement with the Corporation for the provision by either party to the other party of goods, services, technology, expertise or other value.

            "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries.

            "Warrant Shares" means the Registrable Shares that are (i) shares of Common Stock issued or issuable upon the exercise of the Initial Warrants, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Initial Warrants.

      2. Required Registration.

            (a) If, at any time at least 180 days after the Registration Date, Pre-IPO Securityholders who or which hold in the aggregate Pre-IPO Registrable Shares that constitute not less than 25% of (1) the Initial Common Shares, (2) the Series A Conversion Shares, or (3) the Series B Conversion Shares shall notify the Corporation in writing that such Pre-IPO Securityholders desire to sell any of such Pre-IPO Registrable Shares in the public securities market and request that the Corporation effect the registration under the Securities Act of Pre-IPO Registrable Shares having an anticipated aggregate gross offering price (before underwriting discounts and commissions) of at least $5,000,000, the Corporation shall:

                  (i) promptly give written notice of the proposed registration to all other Pre-IPO Securityholders, who or which shall have the right, subject to the applicable terms of this Agreement, to include in such registration Pre-IPO Registrable Shares held


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      by them (exercisable by delivering to the Corporation a written notice specifying the number of Pre-IPO Registrable Shares requested to be included within 30 days after receipt of such notice of such registration from the Corporation); and

                  (ii) use its best efforts to effect the registration under the Securities Act of the Pre-IPO Registrable Shares which the Corporation has been so requested to register.

            (b) Anything contained in Section 2(a) to the contrary notwithstanding, the Corporation shall not be obligated to effect pursuant to
Section 2(a) any registration under the Securities Act except in accordance with the following provisions:

                  (i) The Corporation shall not be obligated to use its best efforts to file and cause to become effective (A) (i) more than one Registration Statement requested pursuant to Section 2(a)(1), (ii) more than two Registration Statements requested pursuant to Section 2(a)(2), or
      (iii) more than two Registration Statements requested pursuant to Section 2(a)(3), in each case on Form S-1 promulgated under the Securities Act or any successor form thereto, or (B) any Registration Statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days.

                  (ii) The Corporation may delay the filing or effectiveness of any Registration Statement for a period of up to 90 days after the date of a request for registration pursuant to Section 2(a) if at the time of such request the Corporation (A) is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment, underwritten public offering of Primary Shares in which the holders of Pre-IPO Registrable Shares may include Pre-IPO Registrable Shares pursuant to Section 3 or (B) is engaged in a Material Transaction.

                  (iii) With respect to any registration of Pre-IPO Registrable Shares pursuant to Section 2(a), the Corporation shall give notice of such registration to the holders of all Additional Registrable Shares and Other Shares which are entitled to registration rights and the Corporation may include in such registration any Primary Shares, Additional Registrable Shares or Other Shares; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all of the Pre-IPO Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all of such securities, then the number of Pre-IPO Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                        (A) first, the Pre-IPO Registrable Shares constituting
            Conversion Shares or Warrant Shares requested by the Pre-IPO Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Pre-IPO Securityholders based upon the aggregate number of Pre-IPO Registrable Shares


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            constituting Conversion Shares and Warrant Shares held by each such
            Pre-IPO Securityholder at the time of registration);

                        (B) second, the Pre-IPO Registrable Shares constituting
            Initial Common Shares requested by the Pre-IPO Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Pre-IPO Securityholders based upon the number of Pre-IPO Registrable Shares constituting Initial Common Shares held by each such Pre-IPO Securityholder at the time of registration);

                        (C) third, the Additional Registrable Shares
            constituting SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting SP Registrable Shares held by each such Additional Securityholder at the time of registration);

                        (D) fourth, Primary Shares;

                        (E) fifth, the Additional Registrable Shares not
            constituting SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting SP Registrable Shares held by each such Additional Securityholder at the time of registration); and

                        (F) sixth, the Other Shares.

            (c) If the Majority of Registering Pre-IPO Securityholders in a registration requested pursuant to Section 2(a) or Section (4) intend to distribute the Pre-IPO Registrable Shares covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request for registration. In such event, the Majority of Registering Pre-IPO Securityholders shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Corporation to act as the lead managing underwriter or underwriters in connection with such offering. The right of any Registering Pre-IPO Securityholder to registration pursuant to Section 2(a) or Section 4 shall be conditioned upon such Registering Pre-IPO Securityholder's participation in such underwriting and the inclusion of such Registering Pre-IPO Securityholder's Pre-IPO Registrable Shares in the underwriting (unless otherwise mutually agreed by the Majority of Registering Pre-IPO Securityholders and


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such Registering Pre-IPO Securityholder) to the
extent provided herein. The Corporation and the Registering Pre-IPO Securityholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement which is reasonable and in customary form with the underwriters of such offering.

            (d) A requested registration under Section 2(a) or Section 4 may be rescinded prior to the related Registration Statement being declared effective by the SEC by written notice to the Corporation from the Majority of Registering Pre-IPO Securityholders requesting such registration; provided, however, if such registration was requested pursuant to Section 2(a), such registration shall not count as a Registration Statement requested pursuant thereto for purposes of clause (A) of Section 2(b)(i) if (x) such request for withdrawal shall have been caused by, or made in response to, the material adverse effect of an event on the business, operations, assets, condition (financial or otherwise) or operating results of the Corporation and its Subsidiaries taken as a whole or
(y) the Corporation shall have been reimbursed for all out-of-pocket expenses incurred by the Corporation in connection with such rescinded registration.

      3. Piggyback Registration.

            If the Corporation proposes for any reason to register Primary Shares, Additional Registrable Shares or Other Shares under the Securities Act at any time after the closing of an initial Public Offering of Common Stock (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Pre-IPO Securityholders of its intention to so register such Primary Shares, Additional Registrable Shares or Other Shares at least 30 days before the initial filing of the registration statement for such Primary Shares, Additional Registrable Shares or Other Shares and, upon the written request, given within 20 days after delivery of any such notice by the Corporation, of any Pre-IPO Securityholder to include in such registration Pre-IPO Registrable Shares (which request shall specify the number of Pre-IPO Registrable Shares proposed to be included in such registration and shall state the desire of such Pre-IPO Securityholder to sell such Pre-IPO Registrable Shares in the public securities markets), the Corporation shall use its best efforts to cause all such Pre-IPO Registrable Shares to be included in such registration on the same terms and conditions as the Primary Shares, the Additional Registrable Shares or Other Shares otherwise being sold in such registration; provided, however, if the managing underwriter advises the Corporation that the inclusion of all of the Pre-IPO Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all of such securities, then the number of Pre-IPO Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                  (i) If such registration is initiated by the Corporation to register Primary Shares, Other Shares or Additional Registrable Shares not constituting SP Registrable Shares, or by any holder of the foregoing:

                        (A) first, the Primary Shares;


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                        (B) second, the Additional Registrable Shares
            constituting SP Registrable Shares requested by the Additional Securityholders to be included in such registration and the Pre-IPO Registrable Shares requested by the Pre-IPO Securityholders to be included in such registration, or, if necessary, such Shares allocated between (x) the Additional Securityholders who or which have requested the inclusion of SP Registrable Shares in such registration on the one hand and (y) the Pre-IPO Securityholders who or which have requested the inclusion of Pre-IPO Registrable Shares in such registration on the other hand, in proportion to the aggregate number of Shares held by each such group of Persons at the time of registration, with (i) the aggregate number of Shares allocated to the Additional Securityholders described in clause (x) above further allocated among such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting SP Registrable Shares held by each such Additional Securityholder at the time of registration and (ii) the aggregate number of Shares allocated to the Pre-IPO Securityholders described in clause (y) above further allocated among such Pre-IPO Securityholders in the following order:

                              (1) first, the Pre-IPO Registrable Shares
                  constituting Conversion Shares or Warrant Shares requested by the Pre-IPO Securityholders to be included in such registration (or, if necessary, such Pre-IPO Registrable Shares pro rata among all such Pre-IPO Securityholders based upon the aggregate number of Pre-IPO Registrable Shares constituting Conversion Shares and Warrant Shares held by each such Pre-IPO Securityholder at the time of registration); and

                              (2) second, the Pre-IPO Registrable Shares
                  constituting Initial Common Shares requested by the Pre-IPO Securityholders to be included in such registration (or, if necessary, such Pre-IPO Registrable Shares pro rata among all such Pre-IPO Securityholders based upon the number of Pre-IPO Registrable Shares constituting Initial Common Shares held by each such Pre-IPO Securityholder at the time of registration);

                        (C) third, the Additional Registrable Shares not
            constituting SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting SP Registrable Shares held by each such Additional Securityholder at the time of registration); and


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                        (D) fourth, the Other Shares.

            (ii) If such registration is initiated by Additional Securityholders who or which request the inclusion of their Additional Registrable Shares constituting SP Registrable Shares in such registration:

                        (A) first, the Additional Registrable Shares
            constituting SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting SP Registrable Shares held by each such Additional Securityholder at the time of registration);

                        (B) second, the Pre-IPO Registrable Shares constituting
            Conversion Shares or Warrant Shares requested by the Pre-IPO Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Pre-IPO Securityholders based upon the aggregate number of Pre-IPO Registrable Shares constituting Conversion Shares and Warrant Shares held by each such Pre-IPO Securityholder at the time of registration);

                        (C) third, the Pre-IPO Registrable Shares constituting
            Initial Common Shares requested by the Pre-IPO Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Pre-IPO Securityholders based upon the number of Pre-IPO Registrable Shares constituting Initial Common Shares held by each such Pre-IPO Securityholder at the time of registration);

                        (D) fourth, the Primary Shares;

                        (E) fifth, the Additional Registrable Shares not
            constituting SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the --- ---- number of Additional Registrable Shares not constituting SP Registrable Shares held by each such Additional Securityholder at the time of registration); and

                        (F) sixth, the Other Shares.

4. Registrations on Form S-3.


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            Anything contained in Section 2 to the contrary notwithstanding, at such time after the Registration Date as the Corporation shall be qualified for the use of Form S-3 promulgated under the Securities Act (or any successor form thereto) for the sale to the public of Pre-IPO Registrable Shares held by the Pre-IPO Securityholders, the Pre-IPO Securityholders shall have the right to request in writing of the Corporation an unlimited number of registrations on Form S-3 (or any successor form thereto) of their Pre-IPO Registrable Shares with an anticipated aggregate gross offering price (before underwriting discounts and commissions) of at least $250,000, which request or requests shall
(i) specify the number of Pre-IPO Registrable Shares intended to be sold or disposed of and the holders thereof and (ii) state the intended method of disposition of such Pre-IPO Registrable Shares. A registration on Form S-3 (or any such successor form thereto) requested by any Pre-IPO Securityholder pursuant to this Section 4 shall not count as a Registration Statement requested pursuant to Section 2(a) for purposes of clause (A) of Section 2(b)(i), but shall otherwise be subject in all respects to Section 2(b) as if such registration was requested pursuant to Section 2(a).

      5. Holdback Agreement.

            If the Corporation at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Section 2, 3 or 4) for sale to the public, no Pre-IPO Securityholder shall sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Corporation (other than those shares of Common Stock included in such registration pursuant to Section 2, 3 or 4) without the prior written consent of the Corporation, for a period designated by the Corporation in writing to the Pre-IPO Securityholders, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the date on which such registration statement became effective, whether or not such Pre-IPO Securityholder participates in such registration. The Corporation shall obtain the agreement of any Person permitted to sell shares of capital stock of the Corporation in a registration to be bound by and to comply with the requirements of this Section 5 as if such Person was a party to this Agreement and a Pre-IPO Securityholder hereunder; provided, however, subject to the provisions of Section 16, the Corporation shall not be required to obtain any such agreement from any Strategic Partner to which the Corporation may issue shares of its capital stock or other securities which by their terms are directly or indirectly exercisable or exchangeable for or convertible into such shares. Each Pre-IPO Securityholder agrees that the Corporation may instruct its transfer agent to place stop transfer notations on its records to enforce this Section 5.

      6. Preparation and Filing.

            If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of, and keep effective a Registration Statement, for any Pre-IPO Registrable Shares, the Corporation shall, as expeditiously as practicable:

            (a) use its best efforts to cause a Registration Statement that registers such Pre-IPO Registrable Shares to become and remain effective for a period of 90 days or until all of such Pre-IPO Registrable Shares have been disposed of (if earlier);

            (b) furnish, at least five Business Days before filing a Registration Statement that registers such Pre-IPO Registrable Shares, a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by the Majority of Registering Pre-IPO Securityholders (the "Pre-IPO Securityholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five Business Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Pre-IPO Securityholders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

            (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least a period of 90 days or until all of such Pre-IPO Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Pre-IPO Registrable Shares;

            (d) notify the Pre-IPO Securityholders' Counsel promptly in writing of (i) any comments by the SEC with respect to such Registration Statement or Prospectus, or any request by the SEC for the amending or supplementing thereof or for additional information with respect thereto, (ii) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation or threatening of any proceedings for that purpose (and the Corporation shall use its best efforts to prevent the issuance thereof or, if issued, to obtain its withdrawal) and (iii) the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Pre-IPO Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

            (e) use its best efforts to register or qualify such Pre-IPO Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Registering Pre-IPO Securityholder may reasonably request, to keep such registrations or qualifications in effect for so long as such Registration Statement covering such Pre-IPO Registrable Shares remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Registering Pre-IPO Securityholder to consummate the disposition in such jurisdictions of the Pre-IPO Registrable Shares owned by such Registering Pre-IPO Securityholder; provided, however, that the Corporation will not be required to qualify generally to do business, to subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this
Section 6(e) or to provide any material undertaking or make any changes in its Bylaws or Certificate of Incorporation which its Board of Directors determines to be contrary to the best interests of the Corporation;

            (f) furnish to each Registering Pre-IPO Securityholder such number of copies of a summary Prospectus, if any, or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Registering Pre-IPO Securityholder may reasonably request in order to facilitate the public sale or other disposition of the Pre-IPO Registrable Shares held by Registering Pre-IPO Securityholder;

            (g) use its best efforts to cause such Pre-IPO Registrable Shares to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Corporation to enable the Registering Pre-IPO Securityholders to consummate the disposition of such Pre-IPO Registrable Shares;

            (h) notify on a timely basis each Registering Pre-IPO Securityholder at any time when a Prospectus relating to such Pre-IPO Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in Section 6(a), of the happening of any event known to the Corporation as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such Registering Pre-IPO Securityholder, prepare and furnish to such Registering Pre-IPO Securityholder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such Pre-IPO Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available, upon reasonable notice and during normal business hours, for inspection by the Registering Pre-IPO Securityholders any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Registering Pre-IPO Securityholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement (any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors, unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or, upon the written advice of counsel, is otherwise required by law, or (iii) such Information has been made generally available to the public, and each Registering Pre-IPO Securityholder agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

            (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

            (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

            (l) provide a transfer agent and registrar (which may be the same Person and which may be the Corporation) for such Pre-IPO Registrable Shares;

            (m) issue to any underwriter to which any Registrable Pre-IPO Securityholder may sell such Pre-IPO Registrable Shares in such offering, certificates evidencing such Pre-IPO Registrable Shares;

            (n) list such Pre-IPO Registrable Shares on any national securities exchange on which any shares of Common Stock are listed or, if Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Pre-IPO Registrable Shares for inclusion on the national automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Pre-IPO Registrable Shares shall reasonably request;

            (o) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (p) subject to all of the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Pre-IPO Registrable Shares contemplated hereby.

            Each Registering Pre-IPO Securityholder, upon the receipt of any notice from the Corporation of any event of the kind described in Section 6(h), shall forthwith discontinue disposition of Pre-IPO Registrable Shares pursuant to the Registration Statement until such Registering Pre-IPO Securityholder's receipt of copies of the supplemented or amended Prospectus contemplated by
Section 6(h), and, if so directed by the Corporation, such Registering Pre-IPO Securityholder shall deliver to the Corporation all copies, other than permanent file copies then in such Pre-IPO Securityholder's possession, of the Prospectus covering such Pre-IPO Registrable Shares at the time of receipt of such notice.

      7. Expenses.

            All expenses incurred by the Corporation in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and fees and expenses of the Pre-IPO Securityholders' Counsel, shall be paid by the Corporation; provided, however, that all underwriting discounts and selling commissions applicable to the Pre-IPO Registrable Shares shall not be borne by the Corporation and shall be borne by the Registering Pre-IPO Securityholders selling such Registrable Securities, in proportion to the number of Pre-IPO Registrable Shares sold by each such Registering Pre-IPO Securityholder.

      8. Indemnification.

            (a) In connection with any registration of any Pre-IPO Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each holder of such Pre-IPO Registrable Shares, each underwriter, broker or any other Person acting on behalf of any such holder and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Pre-IPO Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the SEC, any amendment or supplement thereto or any document incident to registration or qualification of any Pre-IPO Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws, and the Corporation shall promptly reimburse each such holder, underwriter, broker or other Person acting on behalf of any such holder and each such controlling Person for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment, supplement or document incident to registration or qualification of any Pre-IPO Registrable Shares in reliance upon and in conformity with information furnished to the Corporation, or a Person duly acting on the Corporation's behalf, through an instrument duly executed by such Person, or a Person duly acting on such Person's behalf, specifically for use in connection with the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Pre-IPO Registrable Shares which are the subject thereof, if a copy of such final Prospectus had been timely made available to such indemnified Person and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Pre-IPO Registrable Shares to such Person.

            (b) In connection with any registration of Pre-IPO Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Pre-IPO Registrable Shares shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a)) the Corporation, each director of the Corporation, each officer of the Corporation who signs such Registration Statement, each other holder of Pre-IPO

Registrable Shares, Additional Registrable Shares or Other Shares included in such Registration Statement (provided, that the holder shall be entitled to indemnification of a similar nature from such other holder to at least the same extent as the indemnification given by the holder pursuant to this Section 8(b)), each underwriter, broker or any other Person acting on behalf of any such holder and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the SEC, any amendment or supplement thereto or any document incident to registration or qualification of any Pre-IPO Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by such holder, or a Person duly acting on such holder's behalf, specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each holder of Pre-IPO Registrable Shares, to an amount equal to the net proceeds actually received by such holder from the sale of Pre-IPO Registrable Shares effected pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 8(a) or
Section 8(b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (provided that an indemnified party's failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 8. The indemnifying party shall not be liable to indemnify any indemnified party for any settlement of any claim or action effected without the consent of the indemnifying party. The indemnifying party may not settle any claim or action brought against an indemnified party unless such indemnified party is released from all and any liability as part of such settlement.

            (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Pre-IPO Registrable Shares, to an amount equal to the net proceeds actually received by such holder from the sale of Pre-IPO Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

            (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of securities.

      9. Underwriting Agreement.

            Notwithstanding the provisions of Sections 5 through 8, to the extent that the Pre-IPO Securityholders shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Corporation if the Corporation is not a party to the underwriting or similar agreement.

      10. Suspension.

            Anything contained in this Agreement to the contrary notwithstanding, the Corporation may (but not more than once with respect to each Registration Statement), by notice in writing to each holder of Pre-IPO Registrable Shares to which a Prospectus relates, require such holder to suspend, for up to 90 days (the "Suspension Period"), the use of any Prospectus included in a Registration Statement filed under Section 2, 3 or 4 if a Material Transaction exists that would require an amendment to such Registration Statement or supplement to such Prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under
Section 13 of the Exchange Act). The period during which such Prospectus must remain effective shall be extended by a period equal to the Suspension Period. The Corporation may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this provision.

      11. Information by Holder.

            Each holder of Pre-IPO Registrable Shares to be included in any such registration shall furnish to the Corporation and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Corporation or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

      12. Exchange Act Compliance.

            From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the SEC which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with the Pre-IPO Securityholders in supplying such information as may be necessary for the Pre-IPO Securityholders to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of Rule 144.

      13. Legends on Certificates.

            (a) Each certificate issued after the effective date of this Agreement that represents Restricted Securities shall (unless otherwise permitted by the provisions of this Section 13) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legend required by law or applicable agreement):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY __, 2000, AMONG OPUS360 CORPORATION AND CERTAIN SECURITYHOLDERS OF SUCH COMPANY, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED AND IN EFFECT FROM TIME TO TIME. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE

                  SECRETARY OF SUCH COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE."

            The Corporation agrees to remove the legend set forth in this
Section 13(a) from a certificate representing securities issued by the Corporation if such securities are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Corporation an opinion of nationally recognized counsel experienced in such matters in form and substance reasonably satisfactory to the Corporation that the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

            (b) Each Pre-IPO Securityholder consents to the Corporation making a notation on its records and giving instructions to any transfer agent of such Pre-IPO Securityholder's Restricted Securities in order to implement the restrictions on transfer established in this Section 13.

      14. Mergers, Etc.

            The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the shares of common stock, if any, that holders of Registrable Shares would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; provided, however, that, to the extent holders of Registrable Shares receive securities that are by their terms convertible into shares of common stock of the issuer thereof, then only such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Shares."

      15. Nominees for Beneficial Owners.

            If Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Shares for purposes of any request or other action by any holder or holders of Registrable Shares pursuant to this Agreement (or any determination of any number of percentage of shares constituting Registrable Shares held by any holder or holders of Registrable Shares contemplated by this Agreement); provided, however, that the Corporation shall have received assurances reasonably satisfactory to it of such beneficial ownership.

      16. No Conflict of Rights.

            The Corporation shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby.

      17. Termination.

            This Agreement shall terminate and be of no further force or effect when there shall no longer be any Pre-IPO Registrable Shares or Additional Registrable Shares outstanding, provided, however, that Section 7 and Section 8 shall survive the termination of this Agreement.

      18. Successors and Assigns.

            This Agreement shall bind and inure to the benefit of the Corporation and the Pre-IPO Securityholders and, subject to Section 19, the respective successors and assigns of the Corporation and the Pre-IPO Securityholders.

      19. Assignment.

            Each Pre-IPO Securityholder may sell, assign or otherwise transfer its rights hereunder to any purchaser, assignee or other transferee of the Pre-IPO Registrable Shares of such Pre-IPO Securityholder; provided, however, that any such purchaser, assignee or other transferee, if not already a party to this Agreement, shall, as a condition to the effectiveness of such sale, assignment or other transfer, be required to execute a written joinder to this Agreement agreeing to be treated as a Pre-IPO Securityholder under this Agreement, and to be bound by and comply with all of the applicable terms and provisions hereof, whereupon such purchaser, assignee or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally a Pre-IPO Securityholder and had originally been a party hereto.

      20. Notices.

            All notices, requests, demands, claims, consents or other communications that are given or made hereunder to any party hereto shall be in writing and shall be given or made by physical delivery, U.S. mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier or by transmission by facsimile or electronic mail to such party at its, his or her address (or facsimile number or electronic mail address) set forth below, or such other address (or facsimile number or electronic mail address) as shall have been specified by like notice by such party:

                  (i)   if to the Corporation, to

                        Opus360 Corporation
                        733 Third Avenue, 17th Floor
                        New York, NY  10017
                        Attention: Richard McCann, Chief Financial Officer
                        Telephone: (212) 301-2218
                        Facsimile: (212) 301-2842
                        E-Mail: rmccann@opus360.com
                        with a copy (which shall not constitute notice) to:

                        O'Sullivan Graev & Karabell, LLP
                        30 Rockefeller Plaza
                        New York, NY 10112
                        Attention: John J. Suydam, Esq.
                        Telephone: (212) 408-2400
                        Facsimile: (212) 728-5950
                        E-Mail: jjs@ogk.com

                  (ii) if to any Pre-IPO Securityholder, to such Pre-IPO Securityholder at the address set forth on Schedule I immediately below the name of such Pre-IPO Securityholder.

            Each such notice, demand or other communication hereunder shall be effective upon receipt in the case of physical delivery or overnight courier, upon confirmation of receipt by or on behalf of the addressee in the case of transmission by facsimile or electronic mail if received prior to 5:00 p.m. New York City time, and, if received after 5:00 p.m., on the date after such confirmation, and three (3) days after deposit in the U.S. mails in the case of mailing.

      21. Entire Agreement.

            Effective upon the execution of this Agreement by the Corporation and those Pre-IPO Securityholders with the requisite power and authority to amend and restate the Original Registration Rights Agreement pursuant to the terms of Section 19 thereof, this Agreement shall amend and restate the Original Registration Rights Agreement in its entirety, and this Agreement shall contain the sole and entire agreement among the Corporation and the Pre-IPO Securityholders with respect to the subject matter hereof and thereof and shall supersede all prior or contemporaneous arrangements or understandings with respect hereto or thereto, and the Corporation and the Pre-IPO Securityholders shall forever release, waive and disclaim any and all rights thereunder.

      22. Amendment.

            The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by
(i) the Corporation, (ii) the Pre-IPO Securityholders who or which hold in the aggregate Pre-IPO Registrable Shares that constitute in excess of 50% of all of the Initial Common Shares, (iii) the Pre-IPO Securityholders who or which hold in the aggregate Pre-IPO Registrable Shares that constitute in excess of 50% of all of the Series A Conversion Shares, and (iv) the Pre-IPO Securityholders who or which hold in the aggregate Pre-IPO Registrable Shares that constitute in excess of 50% of all of the Series B Conversion Shares; provided, however, that no such written consent shall be required for the amendment of Schedule I solely to reflect the name and address of any new Pre-IPO Securityholder who has become a party to this Agreement in accordance with the terms and conditions hereof. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Each holder of any Restricted Securities outstanding at or after the time of any modification or amendment of, or waiver of any provisions of this Agreement, shall be bound by any consent authorized by this Section 22, whether or not such Restricted Securities shall have been marked to indicate such consent.

      23. Severability.

            It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      24. Counterparts; Facsimile Signatures.

            This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties.

      25. Governing Law.

            THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

      26. Interpretation; Construction.

            The headings contained in this Agreement and in the table of contents to this Agreement are for convenience of reference only and shall not govern or affect in any way the meaning or interpretation of any of the terms or provisions of this Agreement. Except when the context requires otherwise, any reference in this Agreement to any Section, clause or Schedule shall be to the Sections and clauses of, and Schedules to, this Agreement. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. Schedule I annexed hereto is hereby incorporated in and made a part of this Agreement as if set forth in full herein. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

      27. Waiver of Jury Trial.

            EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ITS, HIS OR HER RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUJBECT MATTER HEREOF.

      28. Attorney's Fees.

            If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement as of the date first written above.

                                             OPUS360 CORPORATION


                                             By:________________________________
                                                Name:
                                                Title:

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement as of the date first written above.


                                    ANTARES INVESTMENTS PARTNERS

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    APPLEGREEN PARTNERS

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ARISTA CAPITAL PARTNERS, LP

                                    BY:  ARISTA CAPITAL MANAGEMENT LLC,
                                         A DELAWARE LIMITED LIABILITY COMPANY

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ARKAP PARTNERS, LP

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    ____________________________________________
                                    Eric Aroesty

                                    ____________________________________________
                                    Matthew Arpano

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    ARTHUR SACHS INSURANCE AGENCY, INC.
                                    RETIREMENT PLAN F/B/O ARTHUR SACHS

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    ____________________________________________
                                    William Bahr


                                    BANCBOSTON VENTURES

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    BCIP ASSOCIATES II

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    BLACK MARLIN INVESTMENTS, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    ____________________________________________
                                    Alexander L. Bolen

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement as of the date first written above.

                             HEATHER MARIE BOOSE TRUST 30


                             By:________________________________________________
                                Name:
                               Title:

                             SUSAN BROWN & GREG BROWN,
                             AS JOINT TENANTS WITH RIGHT OF
                             SURVIVORSHIP


                             ___________________________________________________
                             Susan Brown, as joint tenant with right of survivorship


                             ___________________________________________________
                             Greg Brown, joint tenant with right of survivorship


                             ___________________________________________________
                             Jeff Buckalew


                             ___________________________________________________
                             V.M. Buckalew


                             ___________________________________________________
                             Marco Cardamone


                             ___________________________________________________
                             Ric Calvillo, Jr.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.

                                    CAMBRIDGE TECHNOLOGY CAPITAL
                                      FUND I L.P.

                                    BY: CAMBRIDGE TECHNOLOGY GPLP, L.P.

                                    BY: CAMBRIDGE TECHNOLOGY CGP, INC.


                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    Carlos Cashman


                                    ____________________________________________
                                    Gerald Cashman, Sr.


                                    CDI CORPORATION

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    ____________________________________________
                                    Robert I. Choi


                                    COMPUCOM SYSTEMS, INC.

                                    By:_________________________________________
                                       Name:
                                       Title:

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    CROSSPOINT VENTURE PARTNERS

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    CROSSPOINT VENTURE PARTNERS 1997, L.P.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    CROSSPOINT VENTURE PARTNERS LS 1999, L.P.

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    ____________________________________________
                                    Frank Cutler


                                    DALEWOOD ASSOCIATES, L.P.

                                    BY:  DALEWOOD ASSOCIATES, INC.

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    ____________________________________________
                                    James P. Deccio

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    ____________________________________________
                                    Adam Dell


                                    ____________________________________________
                                    Steven J. Dell, M.D.


                                    ____________________________________________
                                    John Drew


                                    ____________________________________________
                                    Jonathan D. Eilian


                                    ____________________________________________
                                    Barry Fingerhut


                                    ____________________________________________
                                    Stephen Finkel


                                    ____________________________________________
                                    Michael Finkelstein


                                    ____________________________________________
                                    Jake Foley III


                                    ____________________________________________
                                    Hadley Ford


                                    ARNOLD FRIEDMAN TRUST

                                    By:_________________________________________
                                       Name:
                                       Title:

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.

                                    G&R PARTNERSHIP, LP

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    John Gallagher


                                    ____________________________________________
                                    Eric Gertler


                                    ____________________________________________
                                    James S. Gertler


                                    ____________________________________________
                                    Bruce Gilpin


                                    ____________________________________________
                                    Robert Gladstone


                                    GREENHILL O360 HOLDINGS, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    PAUL & TROY GREGORY,
                                    JOINT TENANTS

                                    ____________________________________________
                                    Paul Gregory, as Joint Tenant

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    ____________________________________________
                                    Troy Gregory, as Joint Tenant


                                    ____________________________________________
                                    Ron Gutfleish


                                    ____________________________________________
                                    Ron Hoffner


                                    ____________________________________________
                                    Ari Horowitz

                                    LEONARD & JANET HOROWITZ,
                                    JOINT TENANTS


                                    ____________________________________________
                                    Leonard Horowitz, as Joint Tenant


                                    ____________________________________________
                                    Janet Horowitz, as Joint Tenant


                                    ____________________________________________
                                    Ruthanne Iselin

                                    JAL, LLC


                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    Rick Juarez

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    ____________________________________________
                                    Scott Kabak


                                    ____________________________________________
                                    Harvey Klein, M.D.


                                    ____________________________________________
                                    Michael S. Kramer


                                    ____________________________________________
                                    Shawn Kreloff


                                    ____________________________________________
                                    Alex Lapins


                                    ____________________________________________
                                    Tony Lechich


                                    ____________________________________________
                                    Seth Lieber


                                    ____________________________________________
                                    Irwin Lieber


                                    ____________________________________________
                                    Jonathan Lieber

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.

                                    MSD PORTFOLIO, L.P. INVESTMENTS
                                    BY:  MSD CAPITAL, L.P., ITS GENERAL
                                         PARTNER

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    Burt Manning


                                    ____________________________________________
                                    Andrew Marshak


                                    ____________________________________________
                                    Daisy McCann


                                    ____________________________________________
                                    Hugh McCann, Jr.


                                    ____________________________________________
                                    Richard McCann


                                    ____________________________________________
                                    Thomas McCann

                                    TOM MCCANN - IRA CIBC WORLD MARKETS CORP.,
                                    AS CUSTODIAN


                                    By:_________________________________________
                                        Thomas McCann


                                    ____________________________________________
                                    Raj Mehra

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    ____________________________________________
                                    Doug Mellinger


                                    ____________________________________________
                                    Michael A. Monteleone


                                    ____________________________________________
                                    Michael J. Murray


                                    ____________________________________________
                                    David M. Nussbaum


                                    ODEON CAPITAL PARTNERS

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    OPUS FRIENDS, LLC

                                    By:_________________________________________
                                       Shary Moalemzadeh
                                       Partner

                                    ____________________________________________
                                    Lonny J. Orona


                                    O'SULLIVAN GRAEV & KARABELL, LLP
                                    PROFIT SHARING PLAN

                                    By:_________________________________________
                                       Name:
                                       Title:

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    ____________________________________________
                                    Eli Oxenhorn


                                    PENNSYLVANIA EARLY STAGE PARTNERS, L.P.

                                    BY: PENNSYLVANIA EARLY STAGE PARTNERS GP,
                                        L.L.C., ITS GENERAL PARTNER

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    Robert M. Pillar


                                    ____________________________________________
                                    John G. Popp


                                    ____________________________________________
                                    Brett Prager


                                    RECKSON SERVICE INDUSTRIES, INC.

                                    By:_________________________________________
                                       Name:
                                       Title:

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.

                                    RH CAPITAL ASSOCIATES NUMBER
                                    ONE, L.P.


                                    BY: RH CAPITAL ASSOCIATES LLC,
                                        ITS GENERAL PARTNER

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    ____________________________________________
                                    Ennis Rimawi


                                    THE ROMAN ARCH FUND, L.P.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    THE ROMAN ARCH FUND II L.P.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    Brian Roberts


                                    ____________________________________________
                                    Sanford R. Robertson

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    RSA VENTURES

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    RT PARTNERS

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    Barry Rubenstein


                                    ____________________________________________
                                    Fred Ryan


                                    SAFEGUARD 99 CAPITAL L.P.,
                                       a Delaware limited partnership

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    January Sarasohn


                                    ____________________________________________
                                    Anthony Schmitz


                                    ____________________________________________
                                    Barry Schwartz

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    SENECA VENTURES

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    SI VENTURE ASSOCIATES, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    SILICON VALLEY BANK

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    Nicholas F. Smith


                                    ____________________________________________
                                    Gene Spence

                                    JAMES L. SULLIVAN & MARY ELLEN
                                    SUNLAN SULLIVAN, JOINT TENANTS


                                    ____________________________________________
                                    James L. Sullivan, as Joint Tenant


                                    ____________________________________________
                                    Mary Ellen Sunlan Sullivan, as Joint Tenant

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    ____________________________________________
                                    Ben Taylor


                                    ____________________________________________
                                    Peter Teed


                                    ____________________________________________
                                    J. Robert Tolchin


                                    ____________________________________________
                                    Scott Tolchin


                                    ____________________________________________
                                    Stuart Topkis


                                    TREISTMAN PARTNERS

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    ____________________________________________
                                    Wayne Tsuchitani


                                    USWEB/CKS CORPORATION

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    VERMEER INVESTMENTS, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.

                                    ____________________________________________
                                    Philip Waterman, Jr.


                                    JONATHAN SCOTT WEISS TRUST 30

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    MICHAEL DAVID WEISS TRUST 30

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    NATHALIE C. WEISS TRUST 30

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    RACHEL WEISS & GREG WEISS,
                                    JOINT TENANTS

                                    ____________________________________________
                                    Rachel Weiss, as Joint Tenant

                                    ____________________________________________
                                    Greg Weiss, as Joint Tenant

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.

                                    WESTBURY EQUITY PARTNERS, L.P.


                                    BY: JG FOGG & CO., INC. ITS GENERAL PARTNER

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    WHEATLEY FOREIGN PARTNERS, L.P.

                                    BY:  WHEATLEY PARTNERS, LLC,
                                         ITS GENERAL PARTNER

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    WHEATLEY PARTNERS, L.P.

                                    BY: WHEATLEY PARTNERS, LLC,
                                        ITS GENERAL PARTNER

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    WOODLAND VENTURE FUND

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    ____________________________________________
                                    Sanford Yosowitz

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                    ____________________________________________
                                    Andy Zimmerman


                                    ____________________________________________
                                    Mortimer Zuckerman

                                                                      SCHEDULE I

                             Pre-IPO Securityholders